Exhibit 99.2

Execution version

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

[Signature pages to follow]

Execution version

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 6th day of November, 2023.

Liang Meng

/s/ Liang Meng

Signature Page to the 13D Joint Filing Agreement

Execution version

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 6th day of November, 2023.

Ascendent Capital Partners III GP Limited

By:	/s/ Liang Meng
Name: Liang Meng
Title: Director

Signature Page to the 13D Joint Filing Agreement

Execution version

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 6th day of November, 2023.

Ascendent Capital Partners III GP, L.P.
By: Ascendent Capital Partners III GP Limited, its General Partner

By:	/s/ Liang Meng
Name: Liang Meng
Title: Director

Signature Page to the 13D Joint Filing Agreement

Execution version

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 6th day of November, 2023.

Ascendent Capital Partners III, L.P.
By: Ascendent Capital Partners III GP, L.P., its General Partner
By: Ascendent Capital Partners III GP Limited, its General Partner

By:	/s/ Liang Meng
Name: Liang Meng
Title: Director

Signature Page to the 13D Joint Filing Agreement

Execution version

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 6th day of November, 2023.

Advanced Technology (Cayman) Limited

By:	/s/ Liang Meng
Name: Liang Meng
Title: Director

Signature Page to the 13D Joint Filing Agreement